SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) March 22, 2001
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                            Global iTechnology, Inc.
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                        1-13478               13-3698386
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(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
      of Incorporation)                                      Identification No.)


317 Madison Avenue, New York, New York                            10017
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(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code    (212) 697-6131
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                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Item 5.           Other Events.


         On March 23, 2001, Global iTechnology, Inc. ("Company") issued a press release, which is filed as Exhibit 99.1 hereto, announcing the cessation of operations as a result of being unable to raise additional capital. Additionally, the Company has defaulted in its obligation to provide up to $900,000 in working capital to its subsidiary, Certificate Express Inc. ("CEI"). Based upon that default, the Company is required to transfer the assets of CEI to the former CEI shareholders. The assets of CEI represented the only remaining assets of the Company. The Company's other subsidiaries, all of which had been in the prepaid phone card business, filed for bankruptcy court protection in October 1999.

         All members of the Company's board of directors and all of its officers have resigned effective March 22, 2001.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits.

                  99.1     Press Release, dated March 23, 2001




                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    March 22, 2001          Global iTechnology, Inc.

                                 By:    /s/ Lee R. Montellaro
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                                      Lee R. Montellaro, Chief Financial
                                      Officer (and Principal Accounting Officer)